Environmental Provisions	12 Months Ended
Dec. 31, 2016
Environmental Remediation Obligations [Abstract]
Environmental Provisions
Environmental Provisions
The environmental provisions result from the acquisition of Eurotank Amsterdam B.V. in 2006 and ATPC Terminal N.V. in 2010. Both companies have recognized provisions for soil contamination of the entire premises. The environmental provisions as of December 31, 2016 and 2015 were as follows:

(in US$ millions)	2016	2015
ATPC Terminal N.V. (Belgium)	4.4	4.8
Eurotank Amsterdam B.V. (The Netherlands)	13.6	15.0
Total provision	18.0	19.8

The changes in the total provision relate to the effects of foreign exchange and utilization of the provision.